NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2022
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NON-CONTROLLING INTERESTS
16.	NON-CONTROLLING INTERESTS
As at December 31, 2022, NexGen held 100% ownership of the subsidiaries with the exception of IsoEnergy, where it retained 50.1% of IsoEnergy’s outstanding common shares (December 31, 2021 – 50.5%) (Note 4(b)).
For financial reporting purposes, the assets, liabilities, results of operations, and cash flows of the Company’s wholly owned subsidiaries and non-wholly
owned subsidiary, IsoEnergy, are included in NexGen’s consolidated financial statements. Third party investors’ share of the net earnings of IsoEnergy is reflected in the loss and comprehensive loss attributable to non-controlling
interests in the consolidated statements of loss and comprehensive loss.
Summarized financial information for IsoEnergy Ltd. is as follows:

	2022	2021
Cash	$19,913	$13,617
Other current assets	212	236
Marketable securities	5,775	9,315
Non-current assets	71,215	61,022
Total assets	$97,115	$84,190

Current liabilities	2,622	641
Non-current liabilities	28,273	27,636
Total liabilities	$30,895	$28,277

Loss from operations	$7,375	$15,781
Loss and comprehensive loss	$10,368	$10,819

Net cash flow from operating activities	(2,766)	(2,751)
Net cash flow from investing activities	(8,694)	(5,336)
Net cash flow from financing activities	17,756	7,669
Net increase (decrease) in cash	$6,296	$(418)
On December

6, 2022, the Company purchased
 1,801,802 shares of IsoEnergy at $3.33 per share for total outlay of $6,000 through a private placement (December 31, 2021 – exercised 5,223,689 warrants at $0.60 per share for $3,134 outlay).
Also on December 6, 2022, IsoEnergy completed an additional private placement with third party investors for gross proceeds of
$7,027 and issued the 2022 IsoEnergy Debentures for gross proceeds of US $4,000 (Note 9).
As at December 31, 2022, the
non-controlling
interests in IsoEnergy was $37,541 (December 31, 2021 – $27,740).